UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

Citizens Independent Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	333-191004	31-1441050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

188 West Main Street Logan, Ohio 43138 (740) 385-8561
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (740) 385-8561

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	April 23, 2015, Citizens Independent Bancorp, Inc. (“Bancorp”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 13, 2015, the voting record date, there were 623,467 Bancorp common shares outstanding and entitled to vote. At the Annual Meeting, 390,762, or 63%, of the outstanding common shares entitled to vote were represented by proxy or in person.

Proposal 1: Election of Three Directors

Directors elected to Class 1 for the term expiring at the 2018 Annual Meeting:

	Number of Votes:
	For	Against	Abstained	Broker Non-Votes
Billy Jo King	375,562	6,211	8,989	0
Corby Leach	368,998	10,229	11,535	0
William J. Mauck	378,447	4,103	8,212	0

Proposal 2: The Company’s shareholders ratified the appointment of Suttle & Stalnaker, PLLC as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2015.

Number of Votes:
For	Against	Broker Non-Votes	Abstain
381,721	5,216	0	3,825

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS INDEPENDENT BANCORP, INC.
Date: April 27, 2015
	By:	/s/ Donald P. Wood
Donald P. Wood
Chairman of the Board of Directors